UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):
                         November 7, 1996



                     nStor Technologies, Inc.

      (Exact name of registrant as specified in its charter)


                             DELAWARE

          (State or other jurisdiction of incorporation)



      0-8354                                    95-2094565
(Commission  File No.)                       (I.R.S. Employer
                                            Identification No.)



                        100 Century Blvd.
                  West Palm Beach, Florida 33417
      (Address and Zip Code of Principal Executive Offices)



                        (561) 640-3133
        Registrant's telephone number, including area code





                            IMGE, INC.
                 (Former name or former address,
                  if changed since last report)








ITEM 5.  OTHER EVENTS


     On October 29, 1996, the Board of Directors of nStor Technologies, Inc. (the "Registrant") voted unanimously to change the name of the Registrant from IMGE, Inc. to nStor Technologies, Inc. The name change was approved by a majority of the Registrant's shareholders on November 5, 1996 and on November 21, 1996, a notice of the name change by written consent was sent to all of the Registrant's shareholders. On November 7, 1996, the Registrant filed a Certificate of Amendment to its Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to effectuate the name change. Management of the Registrant believes the new corporate name better reflects the Registrant's strategy to broaden its participation in markets involving high-performance information storage and data protection/management solutions.


                           SIGNATURES


          Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         nSTOR TECHNOLOGIES, INC.

                     By:    /s/  Mark F. Levy
                         _________________________
                         Mark F. Levy, President






     Date:  December 15, 1996